FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT
    This FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “Amendment”) is made and entered into as of August 25, 2025 (the “Amendment Effective Date”), by and between SOTERRA LLC, a Delaware limited liability company (“Seller”), and MWF VI ENCORE, LLC, a Delaware limited liability company (“Purchaser”). Seller and Purchaser are sometimes referred to herein, individually, as a “Party” and, collectively, as the “Parties.”
RECITALS
    A. Seller and Purchaser entered into that certain Purchase and Sale Agreement dated as of August 5, 2025 (the “Agreement”). Capitalized terms used but not otherwise defined herein have the meanings set forth in the Agreement.
    B. The Parties desire to amend the Agreement to (i) revise the scheduled Closing Date, (ii) create a new defined term, “Purchaser’s Mapping Objections,” together with related procedures, and (iii) revise certain additional terms, conditions and Schedules, all as more particularly set forth herein.
    NOW, THEREFORE, in consideration of the premises set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:
1. Amendment to Recitals. Recital A of the Agreement is hereby amended to delete the reference to West Feliciana Parish, Louisiana.
2. Amendment to Closing Date. Section 1.05(a) of the Agreement is hereby deleted in its entirety and replaced with the following:
“(a) The closing of the transaction contemplated by this Agreement (the “Transaction”) shall occur through an escrow with Escrow Agent, whereby Seller, Purchaser and their attorneys need not be physically present at the Closing and may deliver documents by overnight air courier or other means. The Closing shall occur on October 1, 2025 or another date mutually agreed upon by the Parties in writing (the “Closing Date”). The Closing is subject to each of the conditions to Closing specified in Article II hereof (other than conditions to Closing which by their terms require performance at the Closing) being satisfied (unless waived in writing), or at such other date, time and place as Purchaser and Seller may agree. Closing shall mean the point at which all documentation and monies required to close the Transaction have been delivered to the Escrow Agent, including signed escrow instructions, and the purchase and sale of the Property has been consummated (the “Closing”).”
All references in the Agreement to the defined term “Closing Date” are hereby deemed to refer to October 1, 2025, as the same may hereafter be extended or modified in accordance with the Agreement.

3. Creation of New Defined Term; Mapping Objection Procedures
a.New Defined Term. The following definition is hereby inserted alphabetically into Article XI (Definitions) of the Agreement:

i.“Purchaser’s Mapping Objections” means written objections delivered by Purchaser pursuant to Section 2.05(c)(v) that (1) relate solely to a Title Failure or Material Property Discrepancy, and (b) are delivered by Purchaser to Seller and the Title Company in writing on or before 5:00 p.m. Central Time on September 2, 2025.”

b.Title Objection Section Amended. Section 2.05(c) of the Agreement is hereby amended by adding a new clause (v) immediately after clause (iv) as follows (all other provisions of Section 2.05 remain in full force and effect except as modified herein):
“ or (v) In addition to the Objection Notice rights set forth in clauses (i)-(iv) above, Purchaser shall have the right to deliver Purchaser’s Mapping Objections on or before 5:00 p.m. Central Time on September 2, 2025. Seller shall have until 5:00 p.m. Central Time on September 12, 2025 to respond in writing to matters set forth in the Objection Notice and Purchaser’s Mapping Objections, electing, with respect to each item, one of the alternatives described in Section 2.05(d)(i)-(iii). Purchaser shall have until 5:00 p.m. Central Time on September 17, 2025 to elect, by written notice to Seller, the remedy (if any) available under Section 2.05(d) with respect to any Objection Notice item or any Purchaser’s Mapping Objection item not cured to Purchaser’s reasonable satisfaction. Any new Title Failures or Material Property Discrepancies created or first appearing of record after Purchaser’s delivery of Purchaser’s Mapping Objections but prior to Closing shall remain subject to the notice and cure procedures set forth in Section 2.05(c).”
All references in Article II or elsewhere in the Agreement to “Objection Notice” shall be deemed to include Purchaser’s Mapping Objections, except where the context expressly requires otherwise.

4. Amendment to Schedule 1.01(c). Schedule 1.01(c) is hereby amended and replaced by the “Amended Schedule 1.01(c)” attached to this Amendment.
5. Amendment to Schedule 1.06(c)(i). Schedule 1.06(c)(i) is hereby amended and replaced by the “Amended Schedule 1.06(c)(i)” attached to this Amendment.
6. Amendment to Pre-Approved Silvicultural Cap. Section 1.06(c)(ii) of the Agreement is hereby amended by deleting the reference to "Three Hundred Fifty Six Thousand and Ninety One and 32/100 Dollars ($356,091.32) (the 'Pre-Approved Silviculture Cap')" and replacing it with "Five Hundred Thirty Six Thousand and Ninety One and 32/100 Dollars ($536,091.32) (the 'Pre-Approved Silviculture Cap')". All references in the Agreement to the Pre-Approved Silviculture Cap shall hereafter mean $536,091.32.
7. Amendment to Schedule 1.09. Schedule 1.09 is hereby amended and replaced by the “Amended Schedule 1.09” attached to this Amendment.
8. Ratification. Except as expressly amended hereby, the Agreement remains in full force and effect, and the Agreement, as amended by this Amendment, is hereby ratified and confirmed in all respects.
9. Miscellaneous
a.This Amendment shall be governed by, and construed in accordance with, the laws governing the Agreement.

b.This Amendment may be executed in multiple counterparts (including by electronic signature or PDF), each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

c.The provisions of Article X (Miscellaneous) of the Agreement are incorporated herein by this reference, mutatis mutandis.
[SIGNATURE PAGE TO FOLLOW]

    IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be executed as of the Amendment Effective Date.

SELLER:
SOTERRA LLC, a Delaware limited liability company
By:     /s/ GARY R. MARTZ
Name:    Gary R. Martz
Its:    Secretary
PURCHASER:
MWF VI ENCORE, LLC, a Delaware limited liability company

By:    Molpus Woodlands Fund VI-GP, LLC
Its:    Manager
    By:    The Molpus Woodlands Group, LLC
    Its: Manager

    By: /s/ TYLER ROSAMOND
    Name: Tyler Rosamond
    Title: EVP & Chief Financial Officer

AMENDED SCHEDULE 1.01(C)
[see attached]

SCHEDULE 1.01(c)

Tenant Leases

1.Oil and Gas Leases – These oil and gas leases are executed by Seller. Seller has not examined mineral title. There may be other oil and gas leases executed by other mineral owners.

Oil and Gas Lease	Lessor	Lessee	Lease Start Date	Parish/County
Division Order and Ownership Statement for Little Cedar Creek Oil Unit IV	Various Owners*	Pruet Production Co.	11/1/2021	Conecuh County, AL

2.Cell Tower Leases

Document Name	Parties	Date	Recording Information
Land Lease Agreement	Soterra LLC, as successor in interest to Long Leaf Timber Company, a Mississippi corporation, as Lessor, and MHB Tower Rentals of America LLC, as successor in interest to Communisite Tower Rentals of America, LLC, a Mississippi limited liability company, as Lessee, as assigned to Soterra LLC, pursuant to that certain Assignment and Assumption Agreement dated 12/15/14; subleased to Tritel Communications, Inc., a Delaware corporation, pursuant to that certain Radio Tower Lease Agreement dated October 19, 2000 (Soterra does not a have a copy of this lease).	8/2/2000	Memorandum of Land Lease Agreement recorded on December 15, 2000 in Book 14U, Page 729 in the Chancery Clerk’s Office of Lamar County, MS; Assignment and Assumption Agreement recorded December 19, 2024 in Book 24E, Page 15, aforementioned records; Memorandum of Radion Tower Agreement recorded on March 23, 2001 in Book 14Y, Page 741, aforementioned records.
Easement Agreement	Soterra, LLC, a Delaware limited liability company, as Landlord, and GST Capital Partners, LLC, a Delaware limited liability company, as Tenant, dated August 28, 2024; as assigned by Tenant to Gulfsouth Tower Holding Company, LLC, a Delaware limited liability company, pursuant to that certain Assignment of Easement Agreement dated March 28, 2025.	3/24/2022	Memorandum of Easement recorded on September 6, 2024 at Book 31T, Page 341, in the Chancery Clerk’s Office of Lamar County, MS.
Option and Lease Agreement	Soterra, LLC, a Delaware limited liability company, as Landlord, and Southern Tower Antenna Rental II, L.L.C., a Louisiana limited liability company, as Tenant; assigned to SBA Towners III LLC, a Florida limited liability company, pursuant to that certain Bill of Sale and Assignment dated November 30, 2011.	12/13/2010	Memorandum of Lease recorded on May 19, 2011, as Instrument Number 338447 in the Blount County, AL Probate Court Office
Option and Lease Agreement	Soterra LLC, as Lessor, and United Communication Services, LLC, as Tenant, dated December 5, 2007.	12/5/2007	Memorandum of Lease recorded on May 9, 2008 as Instrument Number 199522 in Winn Parish, LA

3.Office Leases

Document Name	Lessor	Lessee	Effective Date	Lease Term	Location
Lease	Donnell and Sons, LLC	Soterra, LLC	10/23/2015	11/1/2015-10/31/2017	Purvis Office
Extension of Lease	Donnell and Sons, LLC	Soterra, LLC	10/4/2022	11/1/2022-10/31/2025	Purvis Office
Lease	Deans and Graham, LLC	Soterra LLC	10/11/2019	12/1/2019-11/20/2022	Purvis Shop
First Amendment to Lease	Deans and Graham, LLC	Soterra LLC	1/18/2022	12/1/2022-11/30/2025	Purvis Shop
Lease	Francisco Properties, LLC	Soterra, LLC	10/24/2023	11/1/2023-10/31/2026	Jackson Office

4.Solar Leases

Document Name	Parties	Effective Date	Amendments	Assignments	Location
Solar Lease and Easement Agreement	Soterra LLC (Landlord), Attala Solar LLC (Tenant)	8/31/22	N/A	N/A	Attala County, MS
Renewable Energy Lease and Easement Agreement	Soterra LLC (Owner), Akuo US Development LLC (Developer)	12/13/22	N/A	N/A	Lamar County, MS
Renewable Energy Lease and Easement Agreement	Soterra LLC (Owner), Akuo US Development LLC (Developer)	1/28/22	N/A	N/A	Lamar County, MS
Renewable Energy Lease and Easement Agreement	Soterra LLC (Owner), Akuo US Development LLC (Developer)	1/28/22	N/A	N/A	Stone County, MS
Solar Lease and Servitude Agreement	Soterra LLC (Owner), Boulevard Associates, LLC (Operator)	6/24/20	Amendment (1/19/22)	Assignment and Assumption (12/4/23) to Amite Solar, LLC	Tangipahoa Parish, LA
Ground Lease Agreement (Pine Gate – Gray Fox)	Soterra, LLC (Landlord), Carolina Solar Energy III, LLC (Tenant)	10/25/21	First Amendment (7/6/2022); Second Amendment (3/6/23); Third Amendment (10/13/23)	Assignment and Assumption (2/11/22) to Gray Fox Solar, LLC	Clarke County, AL
Ground Lease Agreement (Pine Gate – Barksdale Branch)	Soterra, LLC (Landlord), Carolina Solar Energy III, LLC (Tenant)	10/25/21	First Amendment (7/18/2022)	Assignment and Assumption (1/3/2022) to Barksdale Branch Solar, LLC	Saint Helena Parish, LA
Option to Lease Agreement (Evergreen)	Soterra LLC (Landlord), Fresh Air Energy II, LLC (Tenant)	3/25/16	First Amendment (6/20/18); Second Amendment (4/14/20); Third Amendment (6/8/23); Fourth Amendment (4/27/24)	N/A	Conecuh County, AL

Option to Lease Agreement (Gilead)	Soterra LLC (Landlord), Fresh Air Energy II, LLC (Tenant)	3/25/16	First Amendment (6/20/18); Second Amendment (4/14/20); Third Amendment (6/21/20); Fourth Amendment (11/18/20)	N/A	East Feliciana Parish, LA
Ground Lease Agreement	Soterra LLC (Landlord), Willis Pond PVI, LLC (Tenant)	4/8/22	First Amendment (2/26/24); Second Amendment (4/14/25)	N/A	East Feliciana Parish, LA
Option Agreement for Renewable Energy Facility Ground Lease	Soterra LLC (Owner), Mission Clean Energy LLC (Grantee)	2/21/23	N/A	Assignment and Assumption (4/26/24) to Steamroller Solar Project, LLC	Stone County, MS
Ground Lease Agreement (Pine Gate – Osprey Solar)	Soterra LLC (Landlord), Osprey Solar, LLC (Tenant)	8/23/23	N/A	N/A	Saint Helena Parish, LA
Lease and Easement Agreement	Soterra LLC (Owner), RWE Solar Development, LLC (Tenant)	7/20/2021	First Amendment (11/6/24)	N/A	Livingston & Saint Helena Parishes, LA
Option to Lease Agreement (Pine Grove)	Soterra LLC (Landlord), Fresh Air Energy II, LLC (Tenant)	5/12/21	N/A	N/A	Saint Helena Parish, LA
Ground Lease Agreement	Soterra LLC (Landlord), Sofos Harbert Renewable Energy LLC (Tenant)	9/1/22	N/A	N/A	Saint Helena Parish, LA
Solar Energy Ground Lease and Easement Agreement	Soterra LLC (Landlord), Three Steps Solar Power, LLC (Tenant)	10/11/22	First Amendment (11/28/22)	N/A	Amite County, MS

5.Recreational Leases

Alabama

RLU Number	RLU Acres	RLU County	Lease Start Date	Lease End Date	Club Name
AL_Blou_03	62	Blount	07/01/2025	06/30/2026	Wild Indian Hunting Club
AL_Choc_01	52	Choctaw	07/01/2025	06/30/2026	Powell
AL_Clar_41	82	Clarke	07/01/2025	06/30/2026	Sheffield
AL_Clar_46	100	Clarke	07/01/2025	06/30/2026	Daryl Powell
AL_Clar_62	138	Clarke	07/01/2025	06/30/2026	b and j
AL_Clar_63	1124	Clarke	07/01/2025	06/30/2026	Johnson’s Hunting Club
AL_Clar_64	78	Clarke	07/01/2025	06/30/2026	Marshall
AL_Clar_65	635	Clarke	07/01/2025	06/30/2026	Catch Pin hunting club
AL_Clar_66	661	Clarke	07/01/2025	06/30/2026	Michael Marks Hunt Club
AL_Clar_67	164	Clarke	07/01/2025	06/30/2026	Community
AL_Clar_68	352	Clarke	07/01/2025	06/30/2026	Marshall
AL_Clar_69	69	Clarke	07/01/2025	06/30/2026	Sly Fox
AL_Cone_23	92	Conecuh	07/01/2025	06/30/2026	Covin Hunt Club
AL_Cone_29	536	Conecuh	07/01/2025	06/30/2026	Magnolia Swamp
AL_Cone_30	113	Conecuh	07/01/2025	06/30/2026	"84"
AL_Cone_31	782	Conecuh	07/01/2025	06/30/2026	LA
AL_Cone_32	746	Conecuh	07/01/2025	06/30/2026	C and H Hunting Club
AL_Cone_38	163	Conecuh	07/01/2025	06/30/2026	Beaver Branch Hunting Club
AL_Cone_49	176	Conecuh	07/01/2025	06/30/2026	C and H Hunting Club
AL_Cone_58	797	Conecuh	07/01/2025	06/30/2026	White Oak Hill Hunting Club
AL_Cull_03	50	Cullman	07/01/2025	06/30/2026	Kevin Roberson Hunt Club
AL_Cull_05	22	Cullman	07/01/2025	06/30/2026	Moore's
AL_Etow_01	236	Etowah	07/01/2025	06/30/2026	Greene Mountain
AL_Faye_01	100	Fayette	07/01/2025	06/30/2026	Redbud

AL_Perr_05	114	Perry	07/01/2025	06/30/2026	Faulkner Hunting Club
AL_Perr_06	619	Perry	06/15/2025	06/14/2026	P&E Hunting Club
AL_StCl_05	43	St. Clair	07/01/2025	06/30/2026	Wings & Whitetails
AL_StCl_08	78	St. Clair	07/01/2025	06/30/2026	TNT Lease
AL_StCL_10	40	St. Clair	07/01/2025	06/30/2026	First Choice Hunting Club
AL_Wash_10	363	Washington	07/01/2025	06/30/2026	Larry Whitehurst Hunt Club
AL_Wins_05	41	Winston	07/01/2025	06/30/2026	Young's

Louisiana

RLU Number	RLU Acres	RLU County	Lease End Date	Lease End Date	Club Name
LA_EFEL_02	168	East Feliciana	07/01/2025	06/30/2026	JTD Group Hunting Club
LA_EFEL_04	330	East Feliciana	07/01/2025	06/30/2026	G4 Hunting Club
LA_EFEL_05	1054	East Feliciana	07/01/2025	06/30/2026	Feliciana Wildlife Hunting Clu
LA_EFEL_06	226	East Feliciana	07/01/2025	06/30/2026	G4 Hunting Club
LA_EFEL_07	1104	East Feliciana	07/01/2025	06/30/2026	Good Ole Boys
LA_EFEL_08	398	East Feliciana	07/01/2025	06/30/2026	Easy Pace Hunting
LA_EFEL_09	201	East Feliciana	07/01/2025	06/30/2026	Six Point Hunting Club
LA_EFEL_10	393	East Feliciana	07/01/2025	06/30/2026	JTD Group Hunting Club
LA_EFEL_11	546	East Feliciana	07/01/2025	06/30/2026	Terrel Hebert Hunt Club
LA_EFEL_12	898	East Feliciana	07/01/2025	06/30/2026	Winchester
LA_EFEL_13	1004	East Feliciana	07/01/2025	06/30/2026	Pearl River Hunting Club
LA_EFEL_14	100	East Feliciana	07/01/2025	06/30/2026	GOB Hunting Club
LA_EFEL_15	13	East Feliciana	07/01/2025	06/30/2026	big buck down
LA_EFEL_16	20	East Feliciana	07/01/2025	06/30/2026	big buck down
LA_IBERVILLE_01	160	Iberville	07/01/2025	06/30/2026	Arnold Hunting Club
LA_IBERVILLE_02	84	Iberville	07/01/2025	06/30/2026	Red Diamond Hunting Club
LA_IBERVILLE_03	74	Iberville	07/01/2025	06/30/2026	Po-Boy Hunting Club
LA_IBERVILLE_04	1857	Iberville	07/01/2025	06/30/2026	High Water Hunting Club
LA_IBERVILLE_06	283	Iberville	07/01/2025	06/30/2026	Briar Patch Hunting Club
LA_IBERVILLE_07	29	St. Martin	07/01/2025	06/30/2026	Cattle Grazers LLC
LA_IBERVILLE_08	40	Iberville	07/01/2025	06/30/2026	Blue Line Hunting Club
LA_LIV_03	122	Livingston	07/01/2025	06/30/2026	Amite River Rabbit Hunters
LA_LIV_04	57	Livingston	07/01/2025	06/30/2026	Macabuca

LA_LIV_05	190	Livingston	07/01/2025	06/30/2026	Coon Creek Hunting Club
LA_LIV_06	162	Livingston	07/01/2025	06/30/2026	J&J
LA_LIV_07	360	Livingston	07/01/2025	06/30/2026	Hickory Branch Hunting Club
LA_LIV_08	212	Livingston	07/01/2025	06/30/2026	Tiger Den
LA_LIV_09	1826	Livingston	07/01/2025	06/30/2026	Lil Creek
LA_LIV_09B	461	Livingston	07/01/2025	06/30/2026	Stilley
LA_STHE_01	2862	St. Helena	07/01/2025	06/30/2026	Cat Branch
LA_STHE_02	678	St. Helena	07/01/2025	06/30/2026	7MM
LA_STHE_03	864	St. Helena	07/01/2025	06/30/2026	Family
LA_STHE_04	267	St. Helena	07/01/2025	06/30/2026	Martin Farms
LA_STHE_05	58	St. Helena	07/01/2025	06/30/2026	Whitmer
LA_STHE_06	344	St. Helena	07/01/2025	06/30/2026	Old School
LA_STHE_07	1153	St. Helena	07/01/2025	06/30/2026	Ten Guns
LA_STHE_08	203	St. Helena	07/01/2025	06/30/2026	McMorris and Son
LA_STHE_09	353	St. Helena	07/01/2025	06/30/2026	Turkey Ridge
LA_STHE_10	4475	St. Helena	07/01/2025	06/30/2026	Cut Over
LA_STHE_11	166	St. Helena	07/01/2025	06/30/2026	Pike Hill
LA_STHE_12	4336	St. Helena	07/01/2025	06/30/2026	Big Woods
LA_STHE_13	98	St. Helena	07/01/2025	06/30/2026	Deborah Michel
LA_STHE_14	2486	St. Helena	07/01/2025	06/30/2026	North 6th Ward
LA_STHE_14A	797	St. Helena	07/01/2025	06/30/2026	North 6th Ward
LA_STHE_15	81	St. Helena	07/01/2025	06/30/2026	Hurricane hunting club
LA_STHE_16	739	St. Helena	07/01/2025	06/30/2026	Coleman Town
LA_STHE_17	473	St. Helena	07/01/2025	06/30/2026	Willis Smith
LA_STHE_18	206	St. Helena	07/01/2025	06/30/2026	Brickyard
LA_STHE_19	42	St. Helena	07/01/2025	06/30/2026	Ronald Daniel
LA_STHE_20	43	St. Helena	07/01/2025	06/30/2026	big buck down
LA_STHE_22	1027	St. Helena	07/01/2025	06/30/2026	Grand Point
LA_STHE_23	1833	St. Helena	07/01/2025	06/30/2026	Woodland Outfitters
LA_STHE_24	871	St. Helena	07/01/2025	06/30/2026	Pumping Station Hunting Club
LA_STHE_25	1348	St. Helena	07/01/2025	06/30/2026	13 South
LA_STHE_26	114	St. Helena	07/01/2025	06/30/2026	Cajun Snipers
LA_STHE_27	2483	St. Helena	07/01/2025	06/30/2026	Big Al 2
LA_STHE_28	573	St. Helena	07/01/2025	06/30/2026	Charter "9"
LA_STHE_29	590	St. Helena	07/01/2025	06/30/2026	Brow Tine
LA_STHE_30	246	St. Helena	07/01/2025	06/30/2026	3 Strands
LA_STHE_31	1382	St. Helena	07/01/2025	06/30/2026	Pine Ridge
LA_STHE_32	1187	St. Helena	07/01/2025	06/30/2026	Rut N Strut
LA_STHE_33	798	St. Helena	07/01/2025	06/30/2026	Four of a Kind
LA_STHE_34	955	St. Helena	07/01/2025	06/30/2026	Four of a Kind
LA_STHE_35	79	St. Helena	07/01/2025	06/30/2026	Rooster
LA_STHE_36	106	St. Helena	07/01/2025	06/30/2026	PT Hunting club
LA_STHE_37	315	St. Helena	07/01/2025	06/30/2026	Zone 4
LA_STHE_38	2022	St. Helena	07/01/2025	06/30/2026	Gun Smoke Hunting Club
LA_STHE_41	3460	St. Helena	07/01/2025	06/30/2026	Circle Swamp

LA_STHE_42	1728	St. Helena	07/01/2025	06/30/2026	David Branch
LA_STHE_43	3239	St. Helena	07/01/2025	06/30/2026	Quail Run
LA_STHE_44	771	St. Helena	07/01/2025	06/30/2026	Shady Pines Hunting Club
LA_STHE_45	897	St. Helena	07/01/2025	06/30/2026	Hard Luck
LA_STHE_46	1394	St. Helena	07/01/2025	06/30/2026	Racks & Tracks Family
LA_STHE_47	604	St. Helena	07/01/2025	06/30/2026	Chasin Tails
LA_STHE_48	104	St. Helena	07/01/2025	06/30/2026	Creek Bottom
LA_STHE_49	1178	St. Helena	07/01/2025	06/30/2026	Spring Branch
LA_STHE_50	215	St. Helena	07/01/2025	06/30/2026	AA Hunting Club
LA_STHE_51	4416	St. Helena	07/01/2025	06/30/2026	Mullins Swamp
LA_STHE_52	128	St. Helena	07/01/2025	06/30/2026	Chase'n Tail
LA_STHE_53	881	St. Helena	07/01/2025	06/30/2026	GP Hourly
LA_STHE_54	210	St. Helena	07/01/2025	06/30/2026	Cherry Creek
LA_STHE_55	75	St. Helena	07/01/2025	06/30/2026	Dylan Vidrine Hunt Club
LA_STHE_56	60	St. Helena	07/01/2025	06/30/2026	Grover Creek
LA_STHE_57	46	St. Helena	07/01/2025	06/30/2026	Hebert Hunting Club
LA_STHE_58	733	St. Helena
LA_StMARTIN_01	821	St. Martin	07/01/2025	06/30/2026	Attakapas
LA_StMARTIN_02	162	St. Martin	07/01/2025	06/30/2026	Omaha
LA_StMARTIN_03	203	St. Martin	07/01/2025	06/30/2026	Basin Mngmt Inc
LA_StTAMMANY_02	39	St. Tammany	07/01/2025	06/30/2026	G.T.
LA_StTAMMANY_03	366	St. Tammany	07/01/2025	06/30/2026	Dixie Ranch
LA_StTAMMANY_04	79	St. Tammany	07/01/2025	06/30/2026	Whitmer
LA_TANG_01	959	Tangipahoa	07/01/2025	06/30/2026	Hutchinson Hunting Club
LA_TANG_03	53	Tangipahoa	07/01/2025	06/30/2026	Kentwood Hunting Club
LA_TANG_05	676	Tangipahoa	07/01/2025	06/30/2026	The River
LA_TANG_06	1154	Tangipahoa	07/01/2025	06/30/2026	Chappepela H & F
LA_TANG_07	137	Tangipahoa	07/01/2025	06/30/2026	South Tangipahoa
LA_TANG_08	86	Tangipahoa	07/01/2025	06/30/2026	Hunting Family Style
LA_TANG_09	297	Tangipahoa	07/01/2025	06/30/2026	West Riverside
LA_TANG_10	442	Tangipahoa	07/01/2025	06/30/2026	Deep Bayou

Mississippi

RLU Number	RLU Acres	RLU County	Lease Start Date	Lease End Date	Club Name
MS_AMIT_01	260	Amite	07/01/2025	06/30/2026	R&B
MS_AMIT_02	84	Amite	07/01/2025	06/30/2026	Warm-Up
MS_AMIT_03	124	Amite	07/01/2025	06/30/2026	Old Big Boy
MS_Atta_01	287	Attala	07/01/2025	06/30/2026	Big Dog Hunting Club
MS_Atta_02	245	Attala	07/01/2025	06/30/2026	H.L Addcock
MS_Clai_01	1956	Claiborne	06/15/2025	06/14/2026	Nicky Cvitanovich Hunt Club
MS_Clar_01	1166	Clarke	07/01/2025	06/30/2026	Young Guns
MS_Clar_02	273	Clarke	07/01/2025	06/30/2026	Five O Hunting Club
MS_Clar_04	714	Clarke	06/15/2025	06/14/2026	Bottomland Hunting Club
MS_Clar_05	262	Clarke	07/01/2025	06/30/2026	Kevin
MS_Forr_02	204	Forrest	07/01/2025	06/30/2026	Baxterville
MS_Gree_01	1003	Greene	07/01/2025	06/30/2026	Byrd and Bond
MS_Hanc_02	132	Hancock	07/01/2025	06/30/2026	Bottomlands
MS_Hanc_03	3710	Hancock	07/01/2025	06/30/2026	Anthony Ferrell Hunt Club
MS_Hanc_04	850	Hancock	07/01/2025	06/30/2026	Mill Creek
MS_Hanc_05	1034	Hancock	07/01/2025	06/30/2026	Catahoula
MS_Hanc_06	2900	Hancock	07/01/2025	06/30/2026	Texas Flat
MS_Hanc_07	2633	Hancock	07/01/2025	06/30/2026	C & C
MS_Hanc_08	814	Hancock	07/01/2025	06/30/2026	Turtle Skin Creek Hunting Club
MS_Hanc_09	472	Hancock	07/01/2025	06/30/2026	Double Bay Hunting Club
MS_Hanc_10	685	Hancock	07/01/2025	06/30/2026	Kenny Monti Hunt Club
MS_Hanc_11	1270	Hancock	07/01/2025	06/30/2026	Buck Wild
MS_Hanc_13	260	Hancock	07/01/2025	06/30/2026	Kamlade Hunt Club
MS_Holm_01	130	Holmes	07/01/2025	06/30/2026	Mictchell Hunt Club
MS_Holm_02	172	Holmes	07/01/2025	06/30/2026	GTH Hunting Club

MS_Jack_01	641	Jackson	07/01/2025	06/30/2026	Evonik hunting club
MS_Jasp_01	1501	Jasper	07/01/2025	06/30/2026	T & T investments
MS_Jasp_02	384	Jasper	07/01/2025	06/30/2026	Blue Diamond Hunting Club
MS_Jasp_03	387	Jasper	07/01/2025	06/30/2026	Refuge Hunting Camp
MS_Jeff_01	237	Jefferson Davis	07/01/2025	06/30/2026	Ole Red HC
MS_Kemper_01	237	Kemper	07/01/2025	06/30/2026	Harmon Hunting
MS_Lama_01	2779	Lamar	07/01/2025	06/30/2026	Blue Springs Hunting Club
MS_Lama_02	839	Lamar	07/01/2025	06/30/2026	6 Point or Better
MS_Lama_03	1420	Lamar	07/01/2025	06/30/2026	Poor Boys #1
MS_Lama_04	884	Lamar	07/01/2025	06/30/2026	Big Bay Hunting Club
MS_Lama_05	203	Lamar	07/01/2025	06/30/2026	Big Bay Hunting Club
MS_Lama_06	348	Lamar	07/01/2025	06/30/2026	J & D Big Buck Hunting Club
MS_Lama_07	964	Lamar	07/01/2025	06/30/2026	Old Timers Whitetail
MS_Lama_08	445	Lamar	07/01/2025	06/30/2026	Kenneth Dupuis
MS_Lama_09	182	Lamar	07/01/2025	06/30/2026	Jonathan Pearson
MS_Lama_10	1001	Lamar	07/01/2025	06/30/2026	Rick's Place
MS_Lama_11	416	Lamar	07/01/2025	06/30/2026	Little creek Hunt Club
MS_Lama_12	851	Lamar	07/01/2025	06/30/2026	Rockin T
MS_Lama_13	738	Lamar	07/01/2025	06/30/2026	WPA
MS_Lama_14	375	Lamar	07/01/2025	06/30/2026	Mississippi lease
MS_Lama_15	842	Lamar	07/01/2025	06/30/2026	C and C Hunting Club
MS_Lama_16	436	Lamar	07/01/2025	06/30/2026	Pine Hill Hunting Club
MS_Lama_18	274	Lamar	07/01/2025	06/30/2026	Sandy Run
MS_Lama_21	91	Lamar	07/01/2025	06/30/2026	David Oubre
MS_Lama_23	56	Lamar	07/01/2024	06/30/2025	Buck Depot
MS_Lama_24	266	Lamar	07/01/2025	06/30/2026	Black Creek
MS_Lama_26	717	Lamar	07/01/2025	06/30/2026	Bay Creek
MS_Lama_27	792	Lamar	07/01/2025	06/30/2026	Jd Simpson
MS_Lama_28	525	Lamar	07/01/2025	06/30/2026	BAKER HUNTING LEASE
MS_Lama_29	45	Lamar	07/01/2025	06/30/2026	Allison
MS_Lama_30	173	Lamar	07/01/2025	06/30/2026	Lamar Beaver Pond
MS_Lama_31	220	Lamar	07/01/2025	06/30/2026	Wild At Heart
MS_Lama_32	223	Lamar	07/01/2025	06/30/2026	Arinders
MS_Lama_33	521	Lamar	07/01/2025	06/30/2026	Deep South
MS_Lama_34	810	Lamar	07/01/2025	06/30/2026	Lamar Beaver Pond
MS_Lama_35	215	Lamar	07/01/2025	06/30/2026	Benjamin Billiot Hunt Club
MS_Lama_36	396	Lamar	07/01/2025	06/30/2026	The Creek
MS_Lama_37	40	Lamar	07/01/2025	06/30/2026	Benjamin Billiot Hunt Club
MS_Lama_38	48	Lamar	07/01/2025	06/30/2026	Allison
MS_Lama_39	212	Lamar	07/01/2025	06/30/2026	4 Mile
MS_Lama_40	400	Lamar	07/01/2025	06/30/2026	Pine Lake
MS_Lama_41	304	Lamar	07/01/2025	06/30/2026	Pine Belt Services
MS_Lama_43	84	Lamar	07/01/2025	06/30/2026	Four Bucks

MS_Lama_44	125	Lamar	07/01/2025	06/30/2026	Big Red
MS_Lama_45	399	Lamar	07/01/2025	06/30/2026	Eagles Nest
MS_Lama_46	151	Lamar	07/01/2025	06/30/2026	Buck Hill
MS_Lama_47	397	Lamar	07/01/2025	06/30/2026	T-C DC Hunting Club
MS_Lama_48	361	Lamar	07/01/2025	06/30/2026	Big Bucks
MS_Lama_49	598	Lamar	07/01/2025	06/30/2026	Enduro hunting club
MS_Lama_50	133	Lamar	07/01/2025	06/30/2026	Po'Boys Huntin Club
MS_Lama_51	393	Lamar	07/01/2025	06/30/2026	ECA Mckenney
MS_Lama_52	153	Lamar	07/01/2025	06/30/2026	5G
MS_Lama_53	909	Lamar
MS_Laud_01	496	Lauderdale	07/01/2025	06/30/2026	Wunstell
MS_Laud_02	139	Lauderdale	07/01/2025	06/30/2026	WHYNOT-BIGHORN
MS_Laud_03	81	Lauderdale	07/01/2025	06/30/2026	P & S Club
MS_Laud_04	155	Lauderdale	07/01/2025	06/30/2026	Buckshot #2
MS_Lawr_01	32	Lawrence	07/01/2025	06/30/2026	Cash's Club
MS_Lawr_02	83	Lawrence	07/01/2025	06/30/2026	Butler
MS_Lawr_03	371	Lawrence	07/01/2025	06/30/2026	Bottomland Hunting Club
MS_Lawr_05	1119	Lawrence	07/01/2025	06/30/2026	River Bend
MS_Lawr_06	144	Lawrence	07/01/2025	06/30/2026	Cannon Branch
MS_Lawr_07	18	Lawrence	07/01/2025	06/30/2026	Durr Hunting Club
MS_Leak_01	246	Leake	07/01/2025	06/30/2026	GTH Hunting Club
MS_Leak_02	236	Leake	07/01/2025	06/30/2026	Bucktail Hunting Club
MS_Leak_03	40	Leake	07/01/2025	06/30/2026	GTH Hunting Club
MS_Leak_04	218	Leake	07/01/2025	06/30/2026	Salem Hunting club
MS_Leak_05	81	Leake	07/01/2025	06/30/2026	TR hunting club
MS_Madi_01	234	Madison	07/01/2025	06/30/2026	Groot Takbokke
MS_Mari_02	616	Marion	07/01/2025	06/30/2026	Warren
MS_Mari_03	917	Marion	07/01/2025	06/30/2026	Rameys
MS_Newt_01	866	Newton	07/01/2025	06/30/2026	Red Camp Hunting Club
MS_Newt_03	194	Newton	07/01/2025	06/30/2026	Bald Knob Hunting Club
MS_Newt_04	549	Newton	07/01/2025	06/30/2026	boykin
MS_Newt_05	120	Newton	07/01/2025	06/30/2026	Sandy Bottom HC
MS_Newt_06	702	Newton	07/01/2025	06/30/2026	2u hunt club
MS_Pearl_01	894	Pearl River	07/01/2025	06/30/2026	Ford
MS_Pearl_02	1843	Pearl River	07/01/2025	06/30/2026	Fryes Creek
MS_Pearl_03	908	Pearl River	07/01/2025	06/30/2026	Mt Carmel
MS_Rank_01	1483	Rankin	07/01/2025	06/30/2026	Coyote Run Hunting Club
MS_Scott_01	1167	Scott	07/01/2025	06/30/2026	T&T Hunting Club
MS_Ston_01	842	Stone	07/01/2025	06/30/2026	D and R
MS_Ston_02	789	Stone	07/01/2025	06/30/2026	Bottoms Up Hunting Club
MS_Ston_03	36	Stone	07/01/2025	06/30/2026	Bottoms Up Hunting Club
MS_Ston_04	799	Stone	07/01/2025	06/30/2026	782
MS_Ston_05	1605	Stone	07/01/2025	06/30/2026	Southern Pine

MS_Ston_06	94	Stone	07/01/2025	06/30/2026	Beau’s Hunt Club
MS_Ston_07	344	Stone	07/01/2025	06/30/2026	Dustin Lirette Hunt Club
MS_Ston_09	1165	Stone	07/01/2025	06/30/2026	TJ Baggett
MS_Ston_10	175	Stone	07/01/2025	06/30/2026	B and D
MS_Ston_11	647	Stone	07/01/2025	06/30/2026	Biloxi Buck
MS_Ston_12	2599	Stone	07/01/2025	06/30/2026	Mississippi Limited
MS_Ston_13	384	Stone	07/01/2025	06/30/2026	Tri-County Connection
MS_Ston_14	695	Stone	07/01/2025	06/30/2026	Mississippi Limited
MS_Ston_15	1592	Stone	07/01/2025	06/30/2026	Red Gap Hunting Club
MS_Ston_16	638	Stone	07/01/2025	06/30/2026	Chasing Tail
MS_Ston_17	1924	Stone	07/01/2025	06/30/2026	Chasing Tail
MS_Ston_18	1267	Stone	07/01/2025	06/30/2026	Chasing Tail
MS_Ston_19	1025	Stone	07/01/2025	06/30/2026	Chasing Tail
MS_Ston_20	448	Stone	07/01/2025	06/30/2026	Apple Construction
MS_Ston_21	1650	Stone	07/01/2025	06/30/2026	Precision
MS_Ston_23	573	Stone	07/01/2025	06/30/2026	The Creek House
MS_Ston_24	118	Stone	07/01/2025	06/30/2026	South Mississippi Hunting
MS_Ston_25	337	Stone	07/01/2025	06/30/2026	Rosie Branch
MS_Ston_26	414	Stone	07/01/2025	06/30/2026	CountryLivin Hunting Club
MS_Ston_27	395	Stone	07/01/2025	06/30/2026	BNA hunting club
MS_Ston_28	308	Stone	07/01/2025	06/30/2026	Spiers Hunting Club
MS_Ston_29	911	Stone	07/01/2025	06/30/2026	Old Creek
MS_Ston_32	1024	Stone	07/01/2025	06/30/2026	782
MS_Ston_33	79	Stone	07/01/2025	06/30/2026	Winchester Hunting Club
MS_Ston_34	80	Stone	07/01/2025	06/30/2026	Jim's Hunting Club
MS_Warr_02	717	Warren	07/01/2025	06/30/2026	Matt Bonham Hunt Club
MS_Wayn_01	405	Wayne	07/01/2025	06/30/2026	Rocky Ridge
MS_Wayn_02	402	Wayne	07/01/2025	06/30/2026	Norton/Isney
MS_WILK_01	549	Wilkinson	07/01/2025	06/30/2026	Deep South Hunting Club

6.Other Leases

Document Name	Parties	Date	Lease Term	Recording Information
Property Lease	Soterra LLC, as Lessor, and South Second Ward Fire District of St. Helena, as Lessee	5/15/2007	5/20/2007-5/19/2057	Registry No. 92694 of the Conveyance Records of St. Helena Parish, LA
Assignment of Lease (Land Lease attached thereto as Exhibit “B”)	Soterra LLC, Lessor, as assignee from Heirs of Hallie H. Box, et. al, and the United States of America, as the Government, dated October 1, 2019	10/1/2019	10/1/2017-9/30/2027	N/A

AMENDED SCHEDULE 1.06(c)(i)
[see attached]

Schedule 1.06(c)(i)

Actual Spend YTD
•Chemical Site Prep: $79,431.32
•Mechanical Site Prep: $12,675.00
•Burning Site Prep: $3,985.00
•Total: $96,091.32

Projected Spend Now until Closing
•Burning Site Prep: $10,000
•Mechanical Site Prep: $250,000
•Chemical Site Prep: $180,000
•Total: $440,000

AMENDED SCHEDULE 1.09
[see attached]

SCHEDULE 1.09

Timber Sale Agreements

Agreement ID	Agreement Type	Date Signed by Buyer	Buyer	Exp. Date	Term	County/Parish
SOT_70-524D-0012*	Pay as Cut	8/16/2024	J & N Timber Inc.	8/16/2025	12 months	St. Helena Parish, LA
SOT_70-524D-0013*	Pay as Cut	2/19/2025	J & N Timber Inc.	2/19/2026	12 months	St. Helena Parish, LA
SOT_70-536F-0003*	Lump Sum	3/14/2025	Hood Industries Inc.	9/14/2026	18 months	St. Helena Parish, LA
SOT_70-000-0026*	Pay as Cut	8/21/2024	Sassafras Timber LLC	8/21/2025	12 months	St. Helena & Tangipahoa Parish, LA
SOT_70-000-0027*	Pay as Cut	11/22/2024	J & N Timber Inc.	11/22/2025	12 months	St. Helena Parish
SOT_70-545E-0002*	Pay as Cut	10/24/2024	Spring Timber Corporation	10/24/2025	12 months	St. Helena Parish, LA
SOT_80-612A-0002*	Pay as Cut	7/17/2023	Biewer Forest Management South, Inc.	1/17/2025	18 months	Clarke & Lauderdale Counties, MS
SOT_80-612A-0002*	Extension	2/21/2025	Biewer Forest Management South, Inc.	1/17/2026	Extension	Clarke & Lauderdale Counties, MS
SOT_80-613C-0001*	Lump Sum	9/15/2023	Henderson Timber Felling Inc.	3/15/2025	18 months	Jasper County, MS
SOT_80-613C-0001*	Extension	5/22/2025	Henderson Timber Felling Inc.	11/22/2025	6 month extension	Jasper County, MS
SOT_80-614J10-01*	Pay as Cut	6/12/2024	Enviva Pellets, LLC	12/12/2025	18 months	Stone County, MS
SOT_80-623B-0001*	Lump Sum	12/7/2022	Eddie Inc.	12/7/2025	36 months	Newton County, MS
SOT_80-623B-0003*	Lump Sum, which was subsequently amended and conveyed by Warranty Timber Deed	12/7/2022; Timber Deed signed 7/23/25	Eddie Inc.	12/7/2025; extended by Timber Deed to 4/30/26	Until 4/30/26	Newton County, MS

SOT_80-623B-0004*	Lump Sum, which was subsequently amended and conveyed by Warranty Timber Deed	12/7/2022; Timber Deed signed 7/23/25	Eddie Inc.	12/7/2025; extended by Timber Deed to 4/30/26	Until 4/30/26	Newton County, MS
SOT_80-654B-0003*	Lump Sum	5/12/2023	Eddie Inc.	5/12/2026	36 months	Leake County, MS
SOT_80-623B-0002*	Lump Sum	12/7/2022	Eddie Inc.	12/7/2025	36 months	Newton County, MS
SOT_70-544B-0009*	Lump Sum	4/15/2025	Hood Industries Inc	10/15/2026	18 months	St. Helena Parish, LA
SOT_70-545A-0018*	Lump Sum	6/20/2025	Hood Industries Inc	12/20/2026	18 months	St. Helena Parish, LA
SOT_70-545C-0016*	Lump Sum	7/23/2024	Hood Industries Inc	1/23/2025	18 months	St. Helena Parish, LA
SOT_80-000-0035*	Pay as Cut	4/1/2025	Enviva LLC	4/1/2026	12 months	Stone County, MS
SOT_80-614B-0001*	Pay as Cut	5/28/2025	Sassafras Timber LLC	5/28/2026	12 months	Stone County, MS
SOT_80-614Q-0002*	Pay as Cut	9/17/2024	Enviva Pellets, LLC	9/17/2025	12 months	Stone County, MS
SOT_80-618A17-0001*	Lump Sum	4/10/2025	Desoto Timber, Inc	10/10/2025	18 months	Lamar County, MS
SOT_80-618B120-0001*	Lump Sum	5/15/2025	Bradley Reid Inc	11/15/2026	18 months	Lamar County, MS
SOT_80-618D26-0001*	Pay as Cut	7/29/2024	Pearl River Land & Timber LLC	7/29/2025	12 months	Lamar County, MS
SOT_80-618D26-0001*	Extension	7/18/2025	Pearl River Land & Timber LLC	12/29/2025	5 month extension	Lamar County, MS
SOT_80-623F-0001*	Pay as Cut	11/19/2024	Biewer Forest Management South, Inc	11/19/2025	12 months	Newton County, MS
SOT_80-623F7-0001*	Pay as Cut	12/23/2024	Biewer Forest Management South, Inc	12/22/2025	12 months	Newton County, MS
SOT_80-649B-0001*	Pay as Cut	5/26/2025	Henderson Timber Felling Inc	5/26/2026	12 months	Wayne County, MS
SOT_612I-0001*	Lump Sum	10/11/2024	Ane Neal & Noah Jackson, III	10/11/2027	36 months	Clarke County, MS
SOT_80-654B-0001*	Lump Sum	5/6/2022	Eddie Inc.	4/30/2026	48 months	Leake County, MS

ST-544B58-01 ST-534H519-01 ST-533F000-01 ST-533F520-01 ST-536F224-01 ST-534F131-01* ST-534F137-01* ST-544B20-01* ST-544B120-01*	Logging and Hauling: May terminate ten (10) days in advance of such termination	3/12/2013	Sassone Timber LLC	3/12/2014	Successive one year terms
OBI-614J28-01	Logging and Hauling: May terminate ten (10) days in advance of such termination	3/28/2018	Owen Brothers, Inc.	3/28/2019	Successive one year terms
JAT-000-04 JAT-544B40-01	Logging and Hauling: May terminate ten (10) days in advance of such termination	8/11/2017	Jim Ard Timber. Inc	8/11/2018	Successive one year terms

*corresponding Schedule A in Datasite.